Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

CHAT	Roundhill Generative AI & Technology ETF (the “Fund”)

listed on NYSE Arca, Inc.

March 31, 2025

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),

each dated August 28, 2024

Change in Portfolio Manager

Effective as of March 31, 2025, Drew Walsh no longer serves as a Portfolio Manager for the Fund. All references to Mr. Walsh are hereby removed from the Summary Prospectus, Prospectus, and SAI.

In addition, the sentence in the SAI under “INVESTMENT SUB-ADVISER – Portfolio Manager Compensation.” relating to the compensation of Roundhill Financial Inc.’s portfolio managers is hereby replaced by the following:

The Roundhill Portfolio Managers are compensated by the Sub-Adviser and receive a fixed base salary and discretionary bonus that are not tied to the performance of the Fund. The discretionary bonus is based on the overall performance of the Sub-Adviser and each individual’s contribution to that performance across all duties.

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Please retain this Supplement with your Prospectus, Summary Prospectus, and SAI for future reference.